Ex-99.1	EXHIBIT 99.1

NIMBLE GROUP, INC.
NEW YORK, NEW YORK

FINANCIAL REPORTS
AT
FEBRUARY 28, 2006

INDEPENDENT AUDITORS’ REPORT

Board of Directors
Nimble Group, Inc.
New York, New York

We have audited the accompanying balance sheets of Nimble Group, Inc. as of February 28, 2006 and February 28, 2005, and the related statements of operations, changes in stockholders’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of Nimble the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nimble Group, Inc. as of February 28, 2006, and February 28, 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary schedule I is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note C to the financial statements, the Company has incurred substantial operating losses. In addition, the Company has various sizeable liabilities that are due upon demand. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding these matters are also described in Note C. The financial statements do not include any adjustments that might result form the outcome of this uncertainty.

Rochester, New York
July 11, 2006

Ex-99.1	EXHIBIT 99.1

NIMBLE GROUP, INC.
New York, New York

BALANCE SHEETS

February 28,	2006	2005

ASSETS

Current Assets
Cash	$17,057	$18,808
Accounts Receivable	415,738	—
Inventory	17,580	17,580
Other Assets	2,754	3,729

Total Current Assets	453,129	40,117

Property and Equipment - Net of Accumulated Depreciation	137,955	3,260

Other Assets
Computer Software Costs - Net of Accumulated	944,701	1,235,038
Amortization of $792,243 and $481,266
Security Deposits	—	3,400
Patent, Net	2,938	3,232

Total Assets	$1,538,723	$1,285,047

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
Notes Payable - Stockholders	$2,645,631	$1,578,827
Note Payable - Bank	199,172	199,172
Notes Payable - Short Term	250,000	—
Notes Payable - Due Within One Year	7,962	—
Accounts Payable	595,907	236,113
Accrued Interest	543,429	183,359
Accrued Payroll Taxes	165,637	175,402
Unearned Revenue	30,812	—
Other Liabilites	—	775

Total Current Liabilities	4,438,550	2,373,648

Note Payable - Due After One Year	21,801	—

Total Liabilities	4,460,351	2,373,648

Stockholders' Deficit
Common Stock - $.001 Par Value; 68,000,000 Shares Authorized, 3,391,224 and
68,000,000 Shares Issued and Outstanding, respectively	3,391	68,000
Common Stock Reserved	—	17,278
Preferred Stock - Series B, $.001 Par Value; 2,000,000 Shares Authorized, 4,107
and 4,107 Shares Issued and Outstanding, respectively	4	4
Additional Paid-In-Capital	11,660,409	11,578,522
Accumulated Deficit	(14,585,432)	(12,752,405)

Total Stockholders' Deficit	(2,921,628)	(1,088,601)

Total Liabilities and Stockholders' Deficit	$1,538,723	$1,285,047

The accompanying notes are an integral part of these financial statements.

Ex-99.1	EXHIBIT 99.1

NIMBLE GROUP, INC.
New York, New York

STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT

			Preferred		Additional
	Common		Stock		Paid-In	Accumulated
	Stock		Series B		Capital	Deficit	Total

Balance - February 29, 2004	$42,763		$—		$6,731,914	$(11,402,890)	$(4,628,213)

Issuance of Stock	532		—		10,065	—	10,597

Common Stock Reserved	17,278		—		326,959	—	344,237

Debt to Equity Conversion	24,705		4		4,509,584	—	4,534,293

Net Loss	—		—		—	(1,349,515)	(1,349,515)

Balance - February 28, 2005	85,278		4		11,578,522	(12,752,405)	(1,088,601)

Reverse Stock Split (25 to 1)	(81,887)		—		81,887	—	—

Net Loss	—		—		—	(1,833,027)	(1,833,027)

Balance - February 28, 2006	$3,391	#	$4	#	$11,660,409	$(14,585,432)	$(2,921,628)

The accompanying notes are an integral part of these financial statements.

Ex-99.1	EXHIBIT 99.1

NIMBLE GROUP, INC.
New York, New York

STATEMENTS OF OPERATIONS

Years Ended February 28,	2006	2005

Revenue
License Fee Income	$500,000	$—
Outsourcing Fee Income	115,783	—
Government Processing Services Income	16,991	—
Quick Service Restaurant Income	—	2,409

Total Revenue	632,774	2,409

Operating Expenses (Exhibit I)	(2,136,682)	(1,100,576)

Operating Loss	(1,503,908)	(1,098,167)

Interest Expense	(329,119)	(251,348)

Net Loss	$(1,833,027)	$(1,349,515)

The accompanying notes are an integral part of these financial statements.

Ex-99.1	EXHIBIT 99.1

NIMBLE GROUP, INC.
New York, New York

STATEMENTS OF CASH FLOWS

Years Ended February 28,	2006	2005

Cash Flows from Operating Activities

Net Loss	$(1,833,027)	$(1,349,515)

Adjustments
Depreciation and Amortization	339,577	325,600
Impairment on Software Development Costs	—	6,390

Changes
Inventory	—	1,593
Accounts Receivable	(415,738)	—
Other Assets	975	(3,729)
Accounts Payable	359,794	(123,931)
Accrued Interest	360,070	239,419
Accrued Payroll Taxes	(9,765)	(99,485)
Unearned Revenue	30,812	—
Other Liabilities	(775)	(37)

Net Cash Flows from Operating Activities	(1,168,077)	(1,003,695)

Cash Flows from Investing Activities
Computer Software Expenditures	(37,455)	(130,553)
Security Deposit Payment	3,400	—
Cash Paid to Acquire Customer List	—	(40,000)
Purchases of Property and Equipment	(146,186)	—

Net Cash Flows from Investing Activities	(180,241)	(170,553)

Cash Flows from Financing Activities
Proceeds from Note Payable	279,763	—
Proceeds from Borrowings from Stockholders	1,066,804	805,391
Proceeds from Issuance of Common Stock	—	354,834

Net Cash Flows from Financing Activities	1,346,567	1,160,225

Net Change in Cash and Cash Equivalents	(1,751)	(14,023)

Cash and Cash Equivalents - Beginning of Year	18,808	32,831

Cash and Cash Equivalents - End of Year	$17,057	$18,808

The accompanying notes are an integral part of these financial statements.

Ex-99.1	EXHIBIT 99.1

NIMBLE GROUP, INC.
NEW YORK, NEW YORK

NOTES TO FINANCIAL STATEMENTS

NOTE A -      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
METHOD OF ACCOUNTING

The financial statements of the Company were prepared in conformity with accounting principles generally accepted in the United States.

CASH AND CASH EQUIVALENTS

Cash consists of bank demand deposit accounts that, at times, may exceed federally insured limits. The Company has not experienced any losses in these accounts and believes it is not exposed to any significant credit risk with respect to cash.

INVENTORY

Inventory is stated at the lower of cost or market.

PROPERTY, EQUIPMENT, AND DEPRECIATION

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the related assets, which range from three to seven years.

CAPITALIZED SOFTWARE COSTS

Capitalized software costs represent costs incurred with the development of the Company’s Internet based payment software. Costs are amortized using the straight-line method over the estimated life of the project upon release to the public, against future revenue related to these projects when the project is released to the public, or charged to expense if it is determined that these projects will not be commercialized. Management believes these products will generate future revenues. As of the date of this report there is no information that they will not be successful.

PATENT

The patent consists of costs incurred to secure a patent on one of the Company’s products. The patent is being amortized using the straight-line method over a period of twenty years. Accumulated amortization of these costs totaled $2,946 and $2,652 as of February 28, 2006 and February 28, 2005, respectively.

INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”, which requires an asset and liability based approach to accounting and reporting for income taxes. Deferred income tax assets and liabilities are recorded to reflect the anticipated future tax consequences of temporary differences in the reporting of revenue and expenses for financial statement and tax reporting purposes.

ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Ex-99.1	EXHIBIT 99.1

NIMBLE GROUP, INC.
NEW YORK, NEW YORK

NOTES TO FINANCIAL STATEMENTS

NOTE B -     THE COMPANY

Nimble Group, Inc. (the Company) is a New York Corporation headquartered in New York, N.Y., primarily engaged in the development of highly secure Internet-based payment solutions that enable consumers and merchants to transact business over the Internet and at point-of-sale terminals.

NOTE C -      OPERATING CONSIDERATIONS

The Company’s accumulated deficit at February 28, 2006 and February 28, 2005 was $14,585,432 and $12,752,405, respectively. The Company is dependent upon continued support from its investors to fund the development of its product base. These factors indicate that the Company may be unable to continue its existence unless it is able to attain additional financing or capital to fund operations to meet its current obligations until the Company is able to generate positive cash flow from operations.

Also, management continues to implement its business plan. Specifically, management’s plan includes the following:

•	Continued deployment of cashless processing services into the Quick Service Restaurant market.
•	Deployment of debit/credit processing services into Government municipality markets.
•	Development of product enhancements to substantially extend services and associated margins for the Government municipality by incorporating BREEZECash stored value accounts.
•	Development of product enhancements to facilitate the deployment of credit processing services for Campusfood.com.

Management believes that the combination of these plans will allow the Company to sustain a consistent stream of cash flow to fund operations until the Company eclipses its break-even point.

NOTE D - PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at February 28, 2006, and February 28, 2005, respectively:

February 28,	2006	2005

Computer equipment	$382,553	$239,968
Website	49,898	49,898
Software	45,849	45,849
Office equipment	22,775	22,775
Office furniture	25,812	22,212
Vehicle	16,549	16,549
	$543,436	$397,251
Less: Accumulated depreciation and amortization	(405,481)	(393,991)

	$137,955	$3,260

Ex-99.1	EXHIBIT 99.1

NIMBLE GROUP, INC.
NEW YORK, NEW YORK

NOTES TO FINANCIAL STATEMENTS

NOTE E -       FINANCING ARRANGEMENTS

NOTES - STOCKHOLDERS

Notes - stockholders consists of note agreements with various individual stockholders. The notes bear interest at 10% and 16% and are due on demand. There was $2,629,700 and $1,578,827 outstanding under these agreements as of February 28, 2006 and February 28, 2005, respectively.

In connection with the above agreements, the Company granted stock warrants to various shareholders. The warrants allow the shareholders to purchase 4,782,927 shares of the Company’s common stock at prices ranging from $0.25 to $8.75 per share.

Notes Payable - Bank consists of a demand note payable to Lakeside Bank requiring interest only payments at a fixed rate of 5.21%. The balance on this note was $199,172 and $199,172 at February 28, 2006 and 2005, respectively.

Note Payable - Short Term consists of a $250,000 90-day note payable bearing interest at 10% per year. The note may be converted into common stock at the option of the note holder at any time, at the higher of the current price per share obtained by investors or $0.20. The note also has a detachable warrant for the purchase of $125,000 of the Company’s common stock. The note is collateralized by the assets of the Company.

The Company also has a note bearing interest at 20.44%. The balance on this note was $29,763 at February 28, 2006.

INTEREST PAYMENTS

In connection with all of the Company’s financing arrangements, the Company paid approximately $12,400 and $11,900 in interest for the years ended February 28, 2006 and February 28, 2005, respectively.

Non-Cash Investing and Financing Transactions -

In August 2005 there was a 25-to-1 reverse stock split. There were 81,887,000 less shares as a result of the reverse stock split.

During the year ended February 28, 2005, three of the Company’s shareholders converted $2,401,282 in debt bearing interest at 16% plus $2,133,011 in related accrued interest to 24,704,700 shares of the Company’s common stock and 4,107 shares of the Company’s series B preferred stock.

Ex-99.1	EXHIBIT 99.1

NIMBLE GROUP, INC.
NEW YORK, NEW YORK

NOTES TO FINANCIAL STATEMENTS

NOTE F -       INCOME TAXES

PROVISION FOR INCOME TAXES

The Company has no current provision for income taxes for the years ended February 28, 2006 and February 28, 2005 as a result of the Company having no taxable income for these periods. The Company has no deferred tax provision for the years ended February 28, 2006 and February 28, 2005 due to a valuation allowance recorded to offset the Company’s Federal and New York State operating loss carryforwards.

At February 28, 2006, the Company has Federal and New York State net operating loss carryforwards of approximately $12,887,000, to offset future Federal and New York State taxable income. These loss carryforwards expire at various dates through February 28, 2026. A valuation allowance for the full amount of operating loss carryforwards has been recorded to offset the operating loss carryforwards as the future realization of the tax benefit cannot be reasonably estimated.

NOTE G -      LEASES

Rent expense consists of annual rent and common area charges incurred during the fiscal year. During the years ended February 28, 2006 and 2005, the Company paid rent expense of $79,412 and $58,487, respectively. The lease agreement is month-to-month.

NOTE H -      STOCK OPTION PLAN

The Company has an Incentive Stock Option Plan (“The Plan”) for its key employees. Options may be granted to purchase the Company’s common stock. The option price shall be the fair market value of the Company’s common stock as of the date of the grant of the option. The term of the options are ten years and all options vest completely upon issuance. All options will expire over a period of twelve to thirty-six months upon termination of the employment of the grantee, depending upon the reason for termination. At February 28, 2006 there were 349,453 stock options outstanding, with option prices ranging from $0.025 to $5.50 to per share.

The following information relates to the Plan for the years ended February 28, 2006 and 2005 respectively:

	2006	2005

Stock options outstanding - beginning of year	8,736,326	7,121,357

New options granted	—	1,614,969

25 to 1 reverse stock split	(8,386,873)	—

Expired/terminated options	—	—

Stock options outstanding - end of year	349,453	8,736,326

All outstanding stock options are fully vested as of February 28, 2006.
- continued -

Ex-99.1	EXHIBIT 99.1

NIMBLE GROUP, INC.
NEW YORK, NEW YORK

NOTES TO FINANCIAL STATEMENTS

NOTE H -      STOCK OPTION PLAN - CONTINUED

The Company accounts for its option based compensation under Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, under which no compensation expense is recognized for employee options because the options have been granted with the exercise price equal to the fair value of the underlying stock on the date of the grant.

For Statement of Financial Accounting Standards (SFAS) No. 123, Accounting for Stock-Based Compensation disclosure purposes, the fair value of each employee option granted in 2006 and 2005 was estimated as of the date of the grant using the Black Scholes option-pricing model, even though such model was developed to estimate the fair value of freely tradable, fully transferable options, which significantly differ from the Company’s options. Furthermore, the Black Scholes model does not take into account any transfer restrictions and lack of liquidity with respect to any shares that may be issued upon exercise of options. To complete the Black Scholes model calculation, the Company made the following weighted average assumptions: risk-free interest rate of 5.00%, expected term of five years, no dividends and no price volatility.

For pro forma disclosures, the estimated fair value of the options would have been recognized at the date of the grant since all options fully vest upon issuance. The pro forma compensation expense the Company would have recognized under SFAS No. 123 would have been approximately $448,000 and $92,000 resulting in a pro forma net loss of approximately $2,281,000 and $1,441,000 for the years ended February 28, 2006 and February 28, 2005, respectively.

NOTE I -       RELATED PARTY TRANSACTIONS

On November 1, 2005 the Company entered into a services arrangement with Pure Vanilla, Inc. for the provision of management resources and office space. The arrangement had an initial term of three months which automatically renews every three months if not terminated by either party. Pure Vanilla, Inc., at its own discretion, will decide on the management positions that need to be provided. The office space will be charged at $1,750 per office and $600 per desk. At February 28, 2006 the amount of revenue earned from this service agreement was $115,783.

On January 10, 2006 the Company entered into a Software License and Services Agreement with Pure Vanilla, Inc. This agreement relates to the use by Pure Vanilla, Inc. of the Company’s software to process prepaid, debit and stored value card transactions. The Company grants Pure Vanilla, Inc. a perpetual, limited, non-exclusive, non-transferable license. In consideration of the license rights granted under this agreement Pure Vanilla, Inc. paid the Company: a) an initial license fee of $500,000, and b) will pay an amount equal to ten percent (10%) of gross revenue generated through the use of said licensed software. Pure Vanilla Inc. paid the initial license fee of $500,000 in full by June 30, 2006. The initial license fee represents the payment of the Company’s research and development costs incurred on behalf of Pure Vanilla, Inc. for software to be utilized by Pure Vanilla, Inc. At February 28, 2006 the amount owed by Pure Vanilla, Inc. to the Company was approximately $385,000.

Ex-99.1	EXHIBIT 99.1

NIMBLE GROUP, INC.
New York, New York

OPERATING EXPENSES

Years Ended February 28,	2006	2005

Bank Fees	$2,220	$—
Consulting	146,225	20,000
Depreciation and Amortization	339,577	325,600
Dues and Subscriptions	1,805	400
Insurance	54,891	45,634
Investment Fees	20,000	—
Licenses and Permits	2,500	7,023
Marketing	6,641	170
Network Expense	25,542	—
Office Expense	15,627	3,156
Other	1,772	27,070
Payroll and Related Taxes	620,325	355,590
Postage and Delivery	4,478	2,911
Printing and Reproduction	1,281	6,700
Professional Fees	190,081	97,579
Rent	79,412	58,487
Repairs and Maintenance	3,680	—
Software Development Costs	499,243	6,390
Subcontractors	—	104,428
Telephone	17,696	12,790
Trade Shows	900	1,900
Travel and Entertainment	18,371	9,283
Utilities	1,196	15,418
Web Costs	83,219	47

Total Operating Expenses	$2,136,682	$1,100,576